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                                                                    EXHIBIT 23.2
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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement pertaining to the 1994 Incentive Stock Option Plan of our report dated February 17, 1994 with respect to the consolidated financial statements and schedules of Anthony Industries, Inc. included and incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1993, filed with the Securities and Exchange Commission.

                                              /s/ Ernst & Young LLP
                                              ERNST & YOUNG LLP

December 29, 1994